UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2018

DKG CAPITAL, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-55650	46-3787845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 17-2-2, Jalan 3/62D, Medan Putra Business Centre
Bandar Menjalara, 522C
Kuala Lumpur, WP Kuala Lumpur
Malaysia

(Address of principal executive offices, including zip code)

(702) 560-4373
(Registrant's telephone number, including area code)

(Former Name or former address if changed from last report.)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.
Changes in Registrant’s Certifying Accountant.

Resignation of MaloneBailey, LLP.

On March 23, 2018, MaloneBailey, LLP (the “Former Auditor”) provided us with a letter, dated March 22, 2018, resigning as the Company’s independent registered public accounting firm.

The Former Auditor was the independent registered public accounting firm for the Registrant from August 10, 2015 until March 22, 2018.  The Former Auditor’s reports on the Registrant's financial statements for the twelve month periods ended December 31, 2016 and 2015 did not (a) contain an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused it to make reference to the subject matter of the disagreements in connection with its reports for the twelve month periods ended December 31, 2016 and 2015 and the subsequent interim periods preceding March 22, 2018. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the twelve month periods ended December 31, 2016 and 2015 and the subsequent interim periods preceding March 22, 2018 in which the Former Auditor served as the Registrant's principal independent accountants except the Former Auditor having advised the Company that it identified certain deficiencies in the Company’s internal control over financial reporting that constitute a material weaknesses as described in Item 9A of the Company’s annual report on Form 10-K for the year ended December 31, 2016.

However, each of (a) the report of the Former Auditor dated April 6, 2017 on our financial statements for the twelve month periods ended December 31, 2016 and 2015 and (b) the report of the Former Auditor dated March 30, 2016 on our financial statements for the twelve month periods ended December 31, 2015 and 2014 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

The Registrant has provided the Former Auditor with a copy of this disclosure and has requested that the Former Auditor furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from the Former Auditor addressed to the Securities and Exchange Commission dated March 29, 2018 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01
Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from MaloneBailey LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DKG CAPITAL, INC.

By:	/s/Tesheb Casimir

Title:	Chief Executive Officer

Dated: March 29, 2017